                                                                   EXHIBIT 23.2

                     CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Impac Funding Corporation

  We consent to the use of our report, dated February 9, 1998, incorporated herein by reference and to the reference to our firm under the heading "Experts" in the Prospectus.

                                          /s/ KPMG Peat Marwick LLP

Orange County, California

June 30, 1998